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                                                                    EXHIBIT 10.2


                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is entered into as of the ______ day of June, 1998 by and between the undersigned parties.

                              W I T N E S S E T H:

     WHEREAS, the undersigned entered into that certain Purchase and Sale Agreement, dated as of April 3, 1998 (the "Agreement"), regarding the sale of certain real property located in the City of Norfolk, Virginia, such property commonly being known as "Norfolk Commerce Centers I, III and IV" and having a street address of 5365, 5425 and 5505 Robin Hood Road, which property is more particularly described in the Agreement (the "Property");

     WHEREAS, the parties desire to amend the Agreement as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The undersigned hereby agree that Section 2.02 is hereby amended as follows:

     a. The Initial Deposit and Additional Deposit (in the amount of $250,000 together with all interest earned thereon) currently held by Escrow Agent shall, simultaneously with the execution of this Amendment, be wire transferred to Seller in accordance with the instructions set forth in Exhibit A, attached hereto and made a part hereof, to be held by Seller in accordance with the terms set forth in the Agreement;

     b. The fourth and fifth sentences of Section 2.02(b) are hereby deleted.

     c. Section 2.02 (e) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

        "(e) At the time of execution of this Amendment, Buyer shall deliver to Seller (in accordance with the wire transfer instructions set forth in Exhibit A) a supplemental deposit in the amount of $250,000 (the "Supplemental Deposit"). The Initial Deposit, Additional Deposit and Supplemental Deposit shall hereinafter be referred to herein as the "Deposit." The term "Deposit" as used herein shall, in addition to referring to the Initial Deposit, the Additional Deposit and the Supplemental Deposit may also be deemed to refer to any one of the terms Initial Deposit, Additional Deposit or Supplemental Deposit, as


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        the context requires. The Deposit, together with all interest earned through the date hereof with respect to the Initial Deposit and Additional Deposit, if any, shall be applied to the Purchase Price at Closing and shall be non-refundable to the Buyer unless Seller shall default in tendering the Deed and other closing documents described in
        Section 10.01 to Buyer at Closing."

     2. The Escrow Agent is hereby authorized and instructed to transfer the Initial Deposit and the Additional Deposit, together with any interest earned thereon, to the Seller as described in paragraph 1. above and is hereby released from any and all obligations or responsibilities relating to the Deposit.

     3. Section 3.01 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

        "3.01 Closing. All documents necessary or appropriate to transfer the Project shall be delivered and closing (the "Closing") shall be held on, or in Buyer's sole discretion, provided that Seller is furnished with three (3) days prior written notice of the earlier Closing Date, before July 30, 1998 at the offices of Hale and Dorr LLP, 1455 Pennsylvania Avenue, N.W., Washington, D.C. 20004.

     4. Section 3.02 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

        "3.02 Conditions to Closing. There are no conditions precedent to Buyer's obligation to close hereunder. Notwithstanding anything to the contrary contained in the Agreement, any and all conditions precedent to Closing, or any provisions set forth in the Agreement whereby Buyer has the option to terminate the Agreement, are hereby waived and deemed satisfied by Buyer and Buyer shall proceed to Closing on or before July 30, 1998. In the event Buyer does not close on or before July 30, 1998, Seller shall retain the Deposit, including all interest earned thereon, in accordance with Section 13.04."

     5. Except as amended herein, the Agreement is hereby confirmed to remain in full force and effect.

     6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     7. This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same document.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                   Norfolk Commerce Center Limited Partnership

                                   By: Commerce Park, Inc, General Partner



                                       By:
                                          ------------------------------------
                                          Andrew J. Czekaj


                                   Developers Diversified Realty Corporation



                                   By:
                                      ----------------------------------------
                                          Name:
                                          Title:


JOINDER BY ESCROW AGENT

Commercial Title Group, Ltd., referred to in the Agreement as the "Escrow Agent" hereby acknowledges the instructions set forth above to transfer the Initial Deposit and the Additional Deposit, together with all interest earned thereon, to Seller in accordance with the provisions set forth above.


Commercial Title Group, Ltd.


By:
    ----------------------------
    Douglas Nichols
    President


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